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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported):  March 8, 2002

                           HANOVER COMPRESSOR COMPANY

               (Exact Name of Registrant as Specified in Charter)


         Delaware                    1-13071                76-0625124
(State or Other Jurisdiction    (Commission File          (IRS Employer
     of Incorporation)               Number)            Identification No.)


             12001 North Houston Rosslyn                77086
                Houston, Texas  77086                 (Zip Code)
                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code:  (281) 447-8787
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Item 5.  Other Events.

See the following press release:

Hanover Compressor Receives Supplemental Information Request

HOUSTON, Mar 8, 2002 -- Hanover Compressor (HC) , a leading provider of
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outsourced natural gas compression services, today announced that the Fort Worth
District Office of the Securities and Exchange Commission has requested information relating to the other matters involved in the Company's previously announced restatement of its Company's financial results for the year ended December 31, 2000 and the nine months ended September 30, 2001.

The restatement is expected to reduce Hanover's total fully diluted per share earnings of $0.88 for the year ended December 31, 2000 by approximately $0.11, and to reduce Hanover's total fully diluted per share earnings of $0.86 for the nine months ended September 30, 2001 by approximately $0.02. Hanover is cooperating fully with the SEC's request.

About Hanover Compressor

Hanover Compressor Company (www.hanover-co.com) is the global market leader in
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full service natural gas compression and a leading provider of service, financing, fabrication and equipment for contract natural gas handling applications. Hanover provides this equipment on a rental, contract compression, maintenance and acquisition leaseback basis to natural gas production, processing and transportation companies that are increasingly seeking outsourcing solutions. Founded in 1990 and a public company since 1997, its customers include premier independent and major producers and distributors throughout the Western Hemisphere.

Certain matters discussed in this press release are "forward-looking statements" intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such because of the context of the statement and will include words such as "believes," "anticipates," "expects," "estimates," or words of similar import. Similarly, statements that describe Hanover's future plans, objectives or goals are also forward-looking statements. Such forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those anticipated as of the date of this press release. The risks and uncertainties include: the loss of market share through competition, the introduction of competing technologies by other companies; a prolonged, substantial reduction in oil and gas prices which would cause a decline in the demand for Hanover's compression and oil and gas production equipment; new governmental safety, health and environmental regulations which could require Hanover to make significant capital expenditures; inability to successfully integrate acquired businesses; and changes in economic or political conditions in the countries in which Hanover operates. The forward-looking statements included in this press release are only made as of the date of this press release, and Hanover undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. A discussion of these factors is included in the Company's periodic reports filed with the Securities and Exchange Commission.

CONTACT:       Hanover Compressor Company, Houston
               Michael J. McGhan, 281/447-8787
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HANOVER COMPRESSOR COMPANY


Date:  March 11, 2002                   By: /s/ Michael J. McGhan
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                                           Michael J. McGhan
                                           President and Chief Executive Officer